Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer (Principal Financial Officer) of Blue Owl Capital Corporation (the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s Form 10-Q for the quarter ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) as applicable of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Company’s Form 10-Q for the quarter ended September 30, 2026 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2026	By:	/s/ Jonathan Lamm
Jonathan Lamm
Principal Financial Officer, Chief Operating Officer and Chief Financial Officer